Exhibit 99.1

Newell Rubbermaid Updates Segment Reporting

April 30 Earnings Conference Call Time Change to 10:00 ET

ATLANTA, April 16, 2009 – Newell Rubbermaid (NYSE: NWL) today released updated historical segment financial data to reflect the realignment and consolidation of its business segments, effective the first quarter of 2009. As previously announced, the company will report three operating segments going forward: Home & Family, Office Products, and Tools, Hardware & Commercial Products. This change was designed to streamline structural costs and better align businesses by target consumer and route to market.

The global business units (GBUs) that formerly comprised the Cleaning, Organization & Décor segment have been integrated into two of the three remaining segments. The Rubbermaid Commercial Products GBU is now part of the Tools, Hardware & Commercial Products segment. The Rubbermaid Food & Home Products and Décor GBUs are now included in the Home & Family segment. In addition, the Amerock brand, which was previously part of the Tools & Hardware segment, has been integrated into the Décor GBU.

The updated historical segment financial data is attached and can also be found in the Quarterly Earnings section of the company’s investor relations Web site at www.newellrubbermaid.com. While investors are being provided retrospectively with revised segment financial information reflecting the prospective changes in reportable business segments, the company has in no way revised or restated its historical financial statements for any period.

In addition, Newell Rubbermaid announced that its first quarter 2009 earnings conference call will be held at 10:00 a.m. ET on April 30 rather than the previously announced 9:00 a.m. ET. To listen to a live webcast of the call, please visit Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks.

Non-GAAP Financial Measures

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP is provided.

About Newell Rubbermaid

Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with sales of over $6 billion and a strong portfolio of brands, including Rubbermaid®, Sharpie®, Graco®, Calphalon®, Irwin®, Lenox®, Levolor®, Paper Mate®, Dymo®, Waterman®, Parker®, Goody®, Technical ConceptsTM and Aprica®.

3 Glenlake Parkway    |  Atlanta, GA 30328    |  Phone +1 (770) 418-7000    |  www.newellrubbermaid.com    |  NYSE: NWL

This press release and additional information about Newell Rubbermaid are available on the company’s Web site, www.newellrubbermaid.com.

Contacts:

Nancy O’Donnell	David Doolittle
Vice President, Investor Relations	Vice President, Corporate Communications
+1 (770) 418-7723	+1 (770) 418-7519

NWL-EA

3 Glenlake Parkway    |  Atlanta, GA 30328    |  Phone +1 (770) 418-7000    |  www.newellrubbermaid.com    |  NYSE: NWL

Newell Rubbermaid Inc.

Financial Worksheet

(In Millions)

	2008					2007					2006
	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin
		Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI

Q1:
Office Products	418.3	33.9	—	33.9	8.1%	402.8	35.1	—	35.1	8.7%	386.8	31.7	—	31.7	8.2%
Tools, Hardware & Commercial Products	407.2	61.0	—	61.0	15.0%	398.4	58.1	—	58.1	14.6%	375.5	46.5	—	46.5	12.4%
Home & Family	608.2	53.4	—	53.4	8.8%	583.2	63.8	—	63.8	10.9%	580.3	58.3	—	58.3	10.0%

Restructuring Costs		(18.4)	18.4	—			(15.5)	15.5	—			(9.1)	9.1	—
Corporate		(18.8)	—	(18.8)			(20.7)	—	(20.7)			(17.6)	—	(17.6)

Total	$1,433.7	$111.1	$18.4	$129.5	9.0%	$1,384.4	$120.8	$15.5	$136.3	9.8%	$1,342.6	$109.8	$9.1	$118.9	8.9%

	Year-over-year changes-2008 vs. 2007				Year-over-year changes-2007 vs. 2006

	Net Sales		Normalized OI (2)		Net Sales		Normalized OI (2)
	$	%	$	%	$	%	$	%
Q1:
Office Products	15.5	3.8%	(1.2)	(3.4)%	16.0	4.1%	3.4	10.7%
Tools, Hardware & Commercial Products	8.8	2.2%	2.9	5.0%	22.9	6.1%	11.6	24.9%
Home & Family	25.0	4.3%	(10.4)	(16.3)%	2.9	0.5%	5.5	9.4%

Restructuring Costs			—	0.0%			—	0.0%
Corporate			1.9	9.2%			(3.1)	(17.6)%

Total	$49.3	3.6%	$(6.8)	(5.0)%	$41.8	3.1%	$17.4	14.6%

	2008					2007					2006
	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin
		Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI

Q2:
Office Products	609.2	101.7	—	101.7	16.7%	583.4	108.6	—	108.6	18.6%	575.1	99.2	—	99.2	17.2%
Tools, Hardware & Commercial Products	498.3	80.2	—	80.2	16.1%	443.1	75.9	—	75.9	17.1%	432.5	72.5	—	72.5	16.8%
Home & Family	717.6	69.6	—	69.6	9.7%	666.6	84.7	—	84.7	12.7%	626.5	69.1	—	69.1	11.0%

Restructuring Costs		(69.4)	69.4	—			(15.5)	15.5	—			(19.1)	19.1	—
Corporate		(21.2)	—	(21.2)			(20.9)	—	(20.9)			(20.0)	—	(20.0)

Total	$1,825.1	$160.9	$69.4	$230.3	12.6%	$1,693.1	$232.8	$15.5	$248.3	14.7%	$1,634.1	$201.7	$19.1	$220.8	13.5%

	Year-over-year changes-2008 vs. 2007				Year-over-year changes-2007 vs. 2006

	Net Sales		Normalized OI (2)		Net Sales		Normalized OI (2)
	$	%	$	%	$	%	$	%
Q2:
Office Products	25.8	4.4%	(6.9)	(6.4)%	8.3	1.4%	9.4	9.5%
Tools, Hardware & Commercial Products	55.2	12.5%	4.3	5.7%	10.6	2.5%	3.4	4.7%
Home & Family	51.0	7.7%	(15.1)	(17.8)%	40.1	6.4%	15.6	22.6%

Restructuring Costs			—	0.0%			—	0.0%
Corporate			(0.3)	(1.4)%			(0.9)	(4.5)%

Total	$132.0	7.8%	$(18.0)	(7.2)%	$59.0	3.6%	$27.5	12.5%

	2008					2007					2006
	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin
		Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI

Q3:
Office Products	536.0	60.3	—	60.3	11.3%	539.8	83.4	—	83.4	15.5%	513.5	75.1	—	75.1	14.6%
Tools, Hardware & Commercial Products	511.4	81.5	—	81.5	15.9%	472.0	85.2	—	85.2	18.1%	440.1	71.7	—	71.7	16.3%
Home & Family	712.9	60.2	—	60.2	8.4%	675.5	87.8	—	87.8	13.0%	632.5	71.8	—	71.8	11.4%

Restructuring Costs		(13.5)	13.5	—			(22.7)	22.7	—			(22.1)	22.1	—
Corporate		(21.6)		(21.6)			(19.9)	—	(19.9)			(18.3)	—	(18.3)

Total	$1,760.3	$166.9	$13.5	$180.4	10.2%	$1,687.3	$213.8	$22.7	$236.5	14.0%	$1,586.1	$178.2	$22.1	$200.3	12.6%

	Year-over-year changes-2008 vs. 2007				Year-over-year changes-2007 vs. 2006

	Net Sales		Normalized OI (2)		Net Sales		Normalized OI (2)
	$	%	$	%	$	%	$	%
Q3:
Office Products	(3.8)	(0.7)%	(23.1)	(27.7)%	26.3	5.1%	8.3	11.1%
Tools, Hardware & Commercial Products	39.4	8.3%	(3.7)	(4.3)%	31.9	7.2%	13.5	18.8%
Home & Family	37.4	5.5%	(27.6)	(31.4)%	43.0	6.8%	16.0	22.3%

Restructuring Costs			—	0.0%			—	0.0%
Corporate			(1.7)	(8.5)%			(1.6)	(8.7)%

Total	$73.0	4.3%	$(56.1)	(23.7)%	$101.2	6.4%	$36.2	18.1%

	2008					2007					2006
	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin
		Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI

Q4:
Office Products	427.3	16.5		16.5	3.9%	500.2	88.7		88.7	17.7%	540.2	78.5	—	78.5	14.5%
Tools, Hardware & Commercial Products	408.1	49.0		49.0	12.0%	456.8	65.8		65.8	14.4%	432.4	64.2	—	64.2	14.8%
Home & Family	616.1	35.1		35.1	5.7%	685.5	71.2		71.2	10.4%	665.6	60.4	—	60.4	9.1%

Impairment Charges		(299.4)	299.4	—
Restructuring Costs		(19.0)	19.0	—			(32.3)	32.3	—			(16.1)	16.1	—
Corporate		(20.3)		(20.3)			(20.5)		(20.5)			(20.1)	—	(20.1)

Total	$1,451.5	$(238.1)	$318.4	$80.3	5.5%	$1,642.5	$172.9	$32.3	$205.2	12.5%	$1,638.2	$166.9	$16.1	$183.0	11.2%

	Year-over-year changes-2008 vs. 2007				Year-over-year changes-2007 vs. 2006

	Net Sales		Normalized OI (2)		Net Sales		Normalized OI (2)
	$	%	$	%	$	%	$	%
Q4:
Office Products	(72.9)	(14.6)%	(72.2)	(81.4)%	(40.0)	(7.4)%	10.2	13.0%
Tools, Hardware & Commercial Products	(48.7)	(10.7)%	(16.8)	(25.5)%	24.4	5.6%	1.6	2.5%
Home & Family	(69.4)	(10.1)%	(36.1)	(50.7)%	19.9	3.0%	10.8	17.9%

Impairment Charges							—	0.0%
Restructuring Costs			—	0.0%			—	0.0%
Corporate			0.2	1.0%			(0.4)	(2.0)%

Total	$(191.0)	(11.6)%	$(124.9)	(60.9)%	$4.3	0.3%	$22.2	12.1%

	2008					2007					2006
	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin	Net Sales	Reconciliation (1)			Operating Margin
		Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI			Reported OI	Excluded Items	Normalized OI

Full year
Office Products	1,990.8	212.4	—	212.4	10.7%	2,026.2	315.8	—	315.8	15.6%	2,015.6	284.5	—	284.5	14.1%
Tools, Hardware & Commercial Products	1,825.0	271.7	—	271.7	14.9%	1,770.3	285.0	—	285.0	16.1%	1,680.5	254.9	—	254.9	15.2%
Home & Family	2,654.8	218.3	—	218.3	8.2%	2,610.8	307.5	—	307.5	11.8%	2,504.9	259.6	—	259.6	10.4%

Impairment Charges		(299.4)	299.4	—			—	—	—			—	—	—
Restructuring Costs		(120.3)	120.3	—			(86.0)	86.0	—			(66.4)	66.4	—
Corporate		(81.9)	—	(81.9)			(82.0)	—	(82.0)			(76.0)	—	(76.0)

Total	$6,470.6	$200.8	$419.7	$620.5	9.6%	$6,407.3	$740.3	$86.0	$826.3	12.9%	$6,201.0	$656.6	$66.4	$723.0	11.7%

	Year-over-year changes-2008 vs. 2007				Year-over-year changes-2007 vs. 2006

	Net Sales		Normalized OI (2)		Net Sales		Normalized OI (2)
	$	%	$	%	$	%	$	%
Full year
Office Products	(35.4)	(1.7)%	(103.4)	(32.7)%	10.6	0.5%	31.3	11.0%
Tools, Hardware & Commercial Products	54.7	3.1%	(13.3)	(4.7)%	89.8	5.3%	30.1	11.8%
Home & Family	44.0	1.7%	(89.2)	(29.0)%	105.9	4.2%	47.9	18.5%

Impairment Charges			—	0.0%			—	0.0%
Restructuring Costs			—	0.0%			—	0.0%
Corporate			0.1	0.1%			(6.0)	(7.9)%

Total	$63.3	1.0%	$(205.8)	(24.9)%	$206.3	3.3%	$103.3	14.3%

(1)	Excluded items relate to restructuring and impairment charges.
(2)	Excluding restructuring and impairment charges.